UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (date of earliest event reported): July 29, 2022

DCP MIDSTREAM, LP
(Exact name of registrant as specified in its charter)

Delaware	001-32678	03-0567133
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)
6900 E. Layton Ave, Suite 900
Denver, Colorado 80237
(Address of principal executive offices) (Zip Code)
(303) 595-3331
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partnership interests	DCP	New York Stock Exchange
7.875% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRB	New York Stock Exchange
7.95% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	DCP PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2022, DCP Midstream, LP (the “Partnership”) and DCP Receivables LLC, a bankruptcy-remote special purpose entity that is an indirect wholly-owned subsidiary of the Partnership (the “SPV”), entered into that certain Fifth Amendment to Receivables Financing Agreement (the “Fifth Amendment”) among the SPV, as borrower, the Partnership, as initial servicer (the “Servicer”), the lenders, the LC bank, the LC participants, and the group agents that are parties thereto from time to time (collectively, the “Lenders”), and PNC Bank, National Association, as administrative agent (the “Administrative Agent” and collectively with the Lenders, the “Secured Parties”), and PNC Capital Markets LLC, as structuring agent.

The previously disclosed Receivables Financing Agreement, dated August 13, 2018, among the SPV, the Servicer and the Secured Parties (as amended by the First Amendment thereto, dated as of August 12, 2019, the Second Amendment thereto, dated as of December 23, 2019, the Third Amendment thereto, dated as of April 22, 2021, the Fourth Amendment thereto, dated as of August 2, 2021, and the Fifth Amendment, the “Receivables Financing Agreement”) and the previously disclosed Receivables Sale and Contribution Agreement, dated August 13, 2018, between the originators from time to time party thereto (the “Originators”) and the SPV (the “Receivables Sale and Contribution Agreement”) provide the terms and conditions for the Partnership’s $350 million accounts receivable securitization facility (the “Securitization Facility”).

The Fifth Amendment amends the Receivables Financing Agreement to, among other things, (a) conform the sustainability adjustment provisions to the corresponding sustainability adjustment provisions under the revolving credit facility of DCP Midstream Operating LP, a wholly-owned subsidiary of the Parent and an affiliate of the SPV, as evidenced in the Third Amended and Restated Credit Agreement dated as of March 18, 2022 among DCP Midstream Operating LP, as borrower, the Partnership, the lenders party thereto from time to time, and Mizuho Bank, Ltd., as administrative agent, (b) update the interest rate provisions in the Receivables Financing Agreement to reflect an adjusted secured overnight financing rate, and (c) include an uncommitted option to increase the total commitments of the Securitization Facility by up to an additional $400 million.

Affiliates of certain of the lenders under the Receivables Financing Agreement have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Partnership and its affiliates in the ordinary course of business, for which they have received, and may continue to receive, customary fees and commissions.

The foregoing description of the Receivables Financing Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of such agreement. The Receivables Financing Agreement and the First, Second, Third and Fourth Amendments thereto are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 hereto, respectively, and incorporated herein by reference. The Partnership will file the Fifth Amendment as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ending September 30, 2022. The foregoing description of the Receivables Sale and Contribution Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of such agreement, which is filed as Exhibit 10.6 hereto and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2022, the Partnership issued a press release announcing its financial results for the three and six months ended June 30, 2022. A copy of the press release is furnished as Exhibit 99.1 hereto, and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the press release furnished as Exhibit 99.1 to this current report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated in its entirety herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.		Description

10.1	*
Receivables Financing Agreement, dated August 13, 2018, among DCP Receivables LLC, as borrower, DCP Midstream, LP, as initial servicer, the lenders, LC participants and group agents that are parties thereto from time to time, PNC Bank, National Association, as Administrative Agent and LC Bank, and PNC Capital Markets LLC, as Structuring Agent, (incorporated herein by reference to Exhibit 10.1 to DCP Midstream, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on August 14, 2018).

10.2	*
First Amendment to Receivables Financing Agreement, dated August 12, 2019, among DCP Receivables LLC, as borrower, DCP Midstream, LP, as initial servicer, the lenders, LC participants and group agents that are parties thereto from time to time, PNC Bank, National Association, as Administrative Agent and LC Bank, and PNC Capital Markets LLC, as Structuring Agent, (incorporated herein by reference to Exhibit 10.1 to DCP Midstream, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on August 12, 2019).

10.3	*
Second Amendment to Receivables Financing Agreement, dated December 23, 2019, among DCP Receivables LLC, as borrower, DCP Midstream, LP, as initial servicer, the lenders, LC participants and group agents that are parties thereto from time to time, PNC Bank, National Association, as Administrative Agent and LC Bank, and PNC Capital Markets LLC, as Structuring Agent (incorporated herein by reference to Exhibit 10.1 to DCP Midstream, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on December 23, 2019).

10.4	*
Third Amendment to Receivables Financing Agreement, dated April 22, 2021, among DCP Receivables LLC, as borrower, DCP Midstream, LP, as initial servicer, the lenders, LC participants and group agents that are parties thereto from time to time, PNC Bank, National Association, as Administrative Agent and LC Bank, and PNC Capital Markets LLC, as Structuring Agent (incorporated herein by reference to Exhibit 10.4 to DCP Midstream, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on August 4, 2021).

10.5	*
Fourth Amendment to Receivables Financing Agreement, dated August 2, 2021, among DCP Receivables LLC, as borrower, DCP Midstream, LP, as initial servicer, the lenders, LC participants and group agents that are parties thereto from time to time, PNC Bank, National Association, as Administrative Agent and LC Bank, and PNC Capital Markets LLC, as Structuring Agent (incorporated herein by reference to Exhibit 10.5 to DCP Midstream, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on August 4, 2021).

10.6	*
Receivables Sale and Contribution Agreement, dated August 13, 2018, between the originators from time to time party thereto and DCP Receivables LLC (incorporated herein by reference to Exhibit 10.2 to DCP Midstream, LP’s Current Report on Form 8-K (File No. 001-32678) filed with the SEC on August 14, 2018).

99.1		Press Release dated August 2, 2022
101		Cover Page formatted as Inline XBRL.
104		Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
* Previously filed

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 2, 2022

DCP MIDSTREAM, LP

By:	DCP MIDSTREAM GP, LP,
its General Partner

	By:	DCP MIDSTREAM GP, LLC,
its General Partner

		By:	/s/ Sean P. O'Brien
		Name:	Sean P. O'Brien
		Title:	Group Vice President and Chief Financial Officer